                         NOTICE OF GUARANTEED DELIVERY
                    FOR TENDER OF SHARES OF COMMON STOCK OF

                              THE KOREA FUND, INC.

     This form, or one substantially equivalent hereto, must be used to accept the Offer (as defined below) if a shareholder's certificates for shares of common stock, par value $0.01 per share (the "Shares") of The Korea Fund, Inc., are not immediately available or time will not permit the Letter of Transmittal and other required documents to be delivered to the Depositary on or before the Expiration Date of the Offer. The "Expiration Date" of the Offer is 5:00 p.m. Eastern time on February 23, 2004, unless the Fund, in its sole discretion, shall extend the period the Offer is open, in which case "Expiration Date" shall mean the last time and date the Offer, as so extended by the Fund, shall expire. This form may be delivered by hand or overnight courier or transmitted by facsimile transmission or mail to the Depositary at the appropriate address set forth below and must be received by the Depositary on or before the Expiration Date. See Section 4, "Procedures for Tendering Shares," of the Offer to Purchase dated January 23, 2004 (the "Offer to Purchase").

                                The Depositary:

                        ALPINE FIDUCIARY SERVICES, INC.

                                 By Registered, Certified or
                                  Express Mail or Overnight
     By First Class Mail:                  Courier:                        By Hand:
  Alpine Fiduciary Services,      Alpine Fiduciary Services,      Alpine Fiduciary Services,
              Inc.                           Inc.                            Inc.
        P.O. Box 2065              219 Murray Hill Parkway                c/o STARS
     South Hackensack, NJ         East Rutherford, NJ 07073           100 William Street
           07606-9974           Attn: Corporate Actions Dept.           Lower Galleria
Attn: Corporate Actions Dept.                                         New York, NY 10038

                   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS
                     OTHER THAN THOSE SHOWN ABOVE DOES NOT
                          CONSTITUTE A VALID DELIVERY

Ladies and Gentlemen:

     The undersigned hereby tenders to The Korea Fund, Inc. (the "Fund"), upon the terms and subject to the conditions set forth in its Offer to Purchase, dated January 23, 2004 and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares specified below and all Shares that may be held in the name(s) of the registered holder(s) by the Fund's transfer agent pursuant to the dividend reinvestment plan pursuant to the guaranteed delivery procedures set forth in
Section 4, "Procedures for Tendering Shares," of the Offer to Purchase.


Number of Shares Tendered ------------------------------

Certificate Nos. (if available):             Name(s) of Record Holder(s):
-------------------------------------------  -------------------------------------------
-------------------------------------------  -------------------------------------------
                                             Address:
                                             -------------------------------------------
                                             -------------------------------------------
                                             -------------------------------------------
If Shares will be tendered by book-entry
transfer to The Depository Trust Company,
please check box: [ ]                        Area Code and Telephone Number:
The Depository Trust Company
Account Number:
--------------------------------             -------------------------------------------
                                             Taxpayer Identification
                                             (Social Security) Number:
                                             -----------------------

     The undersigned also tenders all uncertificated Shares that may be held in the name(s) of the registered holder(s) by the Fund's transfer agent pursuant to the Fund's Dividend Reinvestment Plan:

                               [ ] Yes     [ ] No

(Note: If neither of these boxes is checked, any such uncertificated Shares will NOT be tendered.)

Dated: ---------------------------------,
2004                                         -------------------------------------------
                                                              SIGNATURE

                                   GUARANTEE

     The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch, or agency in the United States, hereby (a) guarantees to deliver to the Depositary certificates representing the Shares tendered hereby, in proper form for transfer (or tender shares pursuant to the procedure for book-entry transfer) into the Depositary's account at The Depository Trust Company, together with (i) a properly completed and duly executed Letter of Transmittal with any required signature guarantees and (ii) other required documents, within three business days after the Expiration Date of the Offer, and (b) represents that such tender of Shares complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended.

Name of Firm:

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Dated:
--------------------------------------------------------------------------------

                 DO NOT SEND SHARE CERTIFICATES WITH THIS FORM.
      YOUR SHARE CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL

                                        3